Other Current Liabilities and Other Liabilities - Other Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Other Liabilities:
Non-current income taxes payable (see Note 17)	$ 167	$ 137
Accrued workers' compensation	46	57
Deferred compensation	45	43
Accrued product warranty costs	24	23
Notes payable and capital lease obligations	15	24
Estimated contingent purchase price payable for acquired businesses		5
Other	99	95
Total other liabilities	$ 396	$ 384